___________________________________

                        SECURITIES  AND  EXCHANGE  COMMISSION

                              WASHINGTON,  D.C.  20549
                         ____________________________________

                                    FORM  8-K

                                  CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF
                        THE  SECURITIES  EXCHANGE  ACT  OF  1934
                    ________________________________________________

     Date  of  Report  (Date  of  earliest  event  reported):   January 14, 2000
                                                                ----------------


                                    Yournet,  Inc.
     ___________________________________________________________________________
             (Exact  name  of  registrant  as  specified  in  its  charter)


                                       Nevada
     ___________________________________________________________________________
                 (State  or  other  jurisdiction  of  incorporation)


    000-09489                                                88-0164955
 ------------------                                    ------------------------
(Commission  File  Number)                  (IRS  Employer  Identification  No.)


      1005-750 W. Pender Street, Vancouver, British Columbia Canada  V6C  2T8
------------------------------------------------------------------------------
     (Address  of  principal  executive  offices)                  (Zip  Code)

                                     (604)  681-6186
                                 -------------------------
                    Registrant's  telephone  number,  including  area  code:

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Pursuant to two Agreements for Purchase and Sale of Stock entered into and effective as of January 10, 2000, with a closing held on January 14, 2000, Oxford Capital Corp., a Cayman Islands corporation ("Oxford") acquired from Goldcrown Holdings Ltd., a British Virgin Islands corporation ("Goldcrown") a total of 11,302,200 shares (the "Shares") of common stock of Yournet, Inc. (the "Registrant"), comprising approximately 59.6% of the issued and outstanding common stock of the Registrant. In consideration for the Shares, Oxford paid a purchase price of $750,000, payable $250,000 on or before January 10, 2000, $125,000 on or before February 15, 2000, $125,000 on or before March 15, 2000, $125,000 on or before April 15, 2000 and $125,000 on or before May 15, 2000. If Oxford were to exercise all of these options, they would beneficially own approximately 61.0% of the issued and outstanding common stock.

     Oxford also acquired from Bodet Ltd., a British Virgin Islands Corporation a total of 325,000 options to purchase shares of common stock of the Registrant at $.25 per share, 160,000 options to purchase shares of common stock of the Registrant at $.375 per share and 160,000 options to purchase shares of common stock of the Registrant at $.50 per share. The purchase price for these options was $1.00.

     No changes in the officers or directors of the Registrant has been made as a result of the acquisition of shares by Oxford.

The following table sets forth, as of February 28, 2000, certain information as to the stock ownership of the Registrant's directors and executive officers, its directors and executive officers as a group, and of each person known to the Registrant to be the owner of the more than five percent of the Registrant's voting securities, i.e., its common stock, par value $.001.


Number  of Shares of
Name  and Address of Beneficial Owner     Common  Stock
or  Member  in  Group                      Beneficially  Owned  (1)   Percent of
                                                                        Class
-------------------------------------     --------------------------   ---------
Oxford  Capital  Corp.  (2)               11,947,200                     61.0%
1013  17th  Ave  SW
Calgary,  Alberta
Canada  T2T  OA7

John  F.  Huguet                              -0-                         -0-
1005-750  W.  Pender  Street
Vancouver,  British  Columbia
Canada  V6C  2T8

Randy  Dotten                                 -0-                         -0-
620  North  Howard  Avenue
Montebello,  California  90640

Heather  Nobles                               -0-                         -0-
600  East  97th  Street
Inglewood,  California  90301

Christina  Cepeliauskas                       -0-                         -0-
314  7th  Avenue
New  Westminster,  British  Columbia
Canada  V3L  W5

All  Directors  and  Executive  Officers    4,968,000                     85%
as  a  Group  (4  persons)

--------------
(1) All shares are beneficially owned and sole voting and investment power is held by the stockholder member.
(2) Includes 325,000 options to purchase common stock at $.25 per share, 160,000 options to purchase common stock at $.375 per share, and 160,000 options to purchase common stock at $.50 per share.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits

1.1 Agreement for Purchase and Sale of Stock between Goldcrown Holdings Ltd. and Oxford Capital Group dated as of January 10, 2000.

1.2 Agreement for Purchase and Sale of Stock between Bodet Ltd. and Oxford Capital Group dated as of January 10, 2000.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March  20,  2000                    YOURNET,  INC.



                                               By:  /s/  Heather  Nobles
                                                    --------------------
                                                    Heather  Nobles
                                                    Director